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                                                                    EXHIBIT 23.3
                          INDEPENDENT AUDITORS' CONSENT
The Board of Directors
Warner Chilcott Public Limited Company

         We consent to the use of our report included herein on the Warner Chilcott Public Limited Company consolidated 1997 financial statements and to the reference to our firm under the heading "Experts" in the prospectus.

                                                /s/ KPMG

Dublin, Ireland
May 10, 2000